UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PCSB FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 20, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of PCSB Financial Corporation. The meeting will be held at our executive offices/headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., local time.

It is important that your shares are represented at the annual meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the annual meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you.

Sincerely,

Joseph D. Roberto

Chairman, President and Chief Executive Officer

PCSB FINANCIAL CORPORATION

2651 Strang Blvd., Suite 100

Yorktown Heights, NY 10598

(914) 248-7272

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	11:00 a.m., local time, on Wednesday, October 24, 2018.

PLACE	2651 Strang Blvd., Suite 100, Yorktown Heights, New York.

BUSINESS ITEMS	(1) Elect three directors to serve for a term of three years.

(2) Approve the PCSB Financial Corporation 2018 Equity Incentive Plan.

(3) Ratify the appointment of Crowe Horwath LLP to serve as the independent registered public accounting firm for the fiscal year ending June 30, 2019.

(4) Transact such other business that may properly come before the meeting and at any adjournment or postponement of the meeting (Note: We are not aware of any other business to come before the meeting).

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on August 31, 2018.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke your proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Clifford S. Weber
Corporate Secretary

Yorktown Heights, New York September 20, 2018

PCSB FINANCIAL CORPORATION

PROXY STATEMENT

FOR

2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of PCSB Financial Corporation for use only at the 2018 annual meeting of stockholders and at any adjournment or postponement of the meeting. In this proxy statement, we may refer to PCSB Financial Corporation as “PCSB Financial,” the “Company,” “we,” “our” or “us.”

We are holding the 2018 annual meeting of stockholders at our executive offices/headquarters located at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about September 20, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON OCTOBER 24, 2018

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://astproxyportal.com/ast/21339.

INFORMATION ABOUT VOTING

Who Can Vote

You are entitled to vote your shares of Company common stock that you owned as of the close of business on August 31, 2018. As of the close of business on that date, 18,165,110 shares of Company common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, more than 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held above the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Company common stock in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the PCSB Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the PCSB Bank 401(k) Savings Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. See the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker. If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the ESOP or the 401(k) Plan, see “ESOP and 401(k) Plan Participant Voting” for voting information.

Quorum and Voting

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. Stockholders will elect three directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting, meaning that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is three.

In voting on the approval of the PCSB Financial Corporation 2018 Equity Incentive Plan (the “Equity Incentive Plan”), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the Equity Incentive Plan, the affirmative vote of at least a majority of the votes cast at the annual meeting is required.

In voting on the ratification of the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment, the affirmative vote of at least a majority of the votes cast at the annual meeting is required.

Counting of Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes will also be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposals to approve the Equity Incentive Plan and to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the vote on either proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name, you must cast your vote if you want it to count in the voting on Item 1 (Election of Directors) and Item 2 (Approval of Equity Incentive Plan). Current regulations prohibit your bank or broker from voting your uninstructed shares in the election of directors and on certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors and on the approval of the Equity Incentive Plan, no votes will be cast on either Item 1 (Election of Directors) or Item 2 (Approval of Equity Incentive Plan) on your behalf. These are referred to as broker non-votes. Your bank or broker, however, has discretion to vote any uninstructed shares on Item 3 (Ratification of Appointment of Independent Registered Public Accounting Firm).

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. The Board of Directors unanimously recommends that you vote:

•	“FOR” all of the nominees for director;

•	“FOR” the approval of the Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of Crowe Horwath LLP to serve as the independent registered public accounting firm.

We do not currently know of any other matters to be presented at the annual meeting. Execution of a proxy, however, confers discretionary authority on the designated proxy to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the annual meeting or any adjournments thereof.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for Internet and telephone voting is 11:59 p.m., Eastern Time, on October 23, 2018.

ESOP and 401(k) Plan Participant Voting

If you participate in the ESOP or invest in Company common stock through the 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. You may submit your voting instruction cards, or convey your voting instructions via the Internet, by telephone or by mail. Specific instructions for Internet or telephone submission are set forth on the voting instruction cards. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee generally votes all unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the ESOP trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan a participant may direct the trustee how to vote the shares of Company common stock credited to the Participant under the plan. The Company will direct the 401(k) Plan trustee how to vote the shares of Company common stock for which timely voting instructions are not received. The deadline for returning voting instructions is October 17, 2018.

Revoking Your Proxy

Whether you vote or direct your vote by mail, telephone or via the Internet, if you are a registered stockholder or a participant in the ESOP and/or the 401(k) Plan, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Corporate Secretary;

•	submitting a properly signed proxy card or voting instruction card with a later date;

•

voting by telephone or by Internet at a later time (if initially able to vote in that manner) so long as the later vote or voting direction is received by the applicable date and time set forth above for registered stockholders and participants in the ESOP and/or the 401(k) Plan; or

•	voting in person at the annual meeting (except for shares held in the ESOP and/or the 401(k) Plan).

If you hold your shares in “street name” through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors, other than Messrs. Lusardi and Roberto, are “independent” as defined in, and for purposes of satisfying the listing standards of, the Nasdaq Stock Market. Mr. Roberto is not considered independent because he is an executive officer of the Company and PCSB Bank. Mr. Lusardi is not considered independent because of the aggregate amount of legal fees paid by the Company, PCSB Bank and by borrowers of PCSB Bank to his law firm during the fiscal year ended June 30, 2018 for legal services rendered to or on behalf of the Company and PCSB Bank.

In determining the independence of our directors, the Board of Directors considered the following relationships between the Company, PCSB Bank and our directors and officers, which is not required to be disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons” below. Mr. Thimm acts as a guarantor on a residential mortgage loan to a family member. Mr. Weiss also acts as a guarantor on a residential mortgage loan to a family member.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors currently combines the offices of Chairman of the Board and Chief Executive Officer, but couples it with the designation of a lead independent director to strengthen the Company’s governance structure. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company. Combining the offices of Chairman of the Board and Chief Executive Officer fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication between senior management and the full Board of Directors. Vice Chairman Richard F. Weiss serves as the lead independent director. The responsibilities of the lead independent director include leading all meetings of independent directors. To assure effective independent oversight, the Board of Directors has adopted various governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces various risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board of Directors, as a whole, and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman and Vice-Chairman of the Board meet regularly with management to discuss strategy and the risks facing the Company. Senior management attends Board meetings and is available to address any questions or concerns raised by the directors regarding risk management and any other matters. The Chairman and Vice-Chairman of the Board and the independent directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board’s interaction with management and third parties; and the evaluation of the performance of the Board and of the Chairman, President and Chief Executive Officer.

Committees of the Board

The following table identifies the standing committees of the Company’s Board of Directors and their members as of June 30, 2018. All members of each committee are independent in accordance with the NASDAQ Stock Market listing requirements. Each committee operates under a written charter, which is approved by the Board of Directors and governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. Each committee charter is available at the Investor Relations section of PCSB Bank’s website (www.pcsb.com).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
William V. Cuddy, Jr.		X
Kevin B. Dwyer			X
Willard I. Hill, Jr.	X		X
Jeffrey D. Kellogg	X	X	Chair
Robert C. Lusardi
Matthew G. McCrosson	X
Joseph D. Roberto
Karl A. Thimm	X	X	X
Michael T. Weber		Chair
Richard F. Weiss	Chair	X
Number of meetings in Fiscal 2018	10	4 (1)	2

(1)	Represents meetings of the Personnel and Compensation Committee of PCSB Bank’s Board of Directors.

Audit Committee

The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board of Directors. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Richard F. Weiss and Matthew G. McCrosson as “audit committee financial experts” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and PCSB Bank, establishes the compensation for the Company’s and PCSB Bank’s executive management, and conducts the performance review of the Chairman, President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board of Directors: (i) to identify individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) to recommend the director nominees for the next annual meeting; (iii) to implement policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) to lead the Board in its annual review of the Board’s performance; and (v) to recommend director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the Company and Bank;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors, and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at meetings of committees on which he or she serves; length of service; the experience, skills and contributions that he or she brings to the Board of Directors; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying director nominees, the Nominating/Corporate Governance Committee relies on personal contacts of its committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by PCSB Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not used the services of an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Considerations of Recommendations by Stockholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve as a director. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Corporate Secretary, at the main office of the Company:

1.	A statement that the writer is a stockholder and is recommending a candidate for consideration by the Nominating/Corporate Governance Committee;

2.

The name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

3.

The name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership will be required);

4.	A statement of the candidate’s business and educational experience;

5.	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

6.	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

7.	Detailed information about any relationship or understanding between the recommending stockholder and the candidate; and

8.	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

For a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 60 days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended June 30, 2018, the Company’s Board of Directors held 13 meetings and PCSB Bank’s Board of the Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors or of PCSB Bank’s Board of Directors and the respective committees on which such director served during fiscal 2018.

Director Attendance at Annual Meetings of Stockholders

The Board of Directors encourages each director to attend the annual meeting of stockholders. All directors then serving attended the 2017 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company has adopted codes of ethics and business conduct which apply to all of the Company’s and PCSB Bank’s directors, officers and employees. They are available on the Investor Relations portion of PCSB Bank’s website (www.pcsb.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, which include matters related to the conduct of the audit of the Company’s consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with GAAP, that the audit of the Company’s consolidated financial statements has been carried out in accordance with GAAP or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Audit Committee of the Board of Directors

of

PCSB Financial Corporation

Richard F. Weiss, Chairman

Willard I. Hill, Jr.

Jeffrey D. Kellogg

Matthew G. McCrosson

Karl A. Thimm

DIRECTOR COMPENSATION

The following table sets forth for the fiscal year ended June 30, 2018, certain information as to the total remuneration we paid our directors, other than Mr. Roberto who, as Chairman, President and Chief Executive Officer, receives no additional compensation for service as a director.

Name	Fees earned or paid in cash ($)	Nonqualified deferred compensation earnings ($) (1)	All Other Compensation ($)	Total ($)
William V. Cuddy, Jr.	74,004	1,446	—	75,450
Kevin B. Dwyer	74,004	—	—	74,004
Willard I. Hill, Kr.	74,004	—	—	74,004
Jeffrey D. Kellogg	74,004	—	—	74,004
Robert C. Lusardi	74,004	292	—	74,296
Matthew G. McCrosson	74,004	249	—	74,253
Karl A. Thimm	74,004	—	—	74,004
Michael T. Weber	74,004	—	—	74,004
Richard F. Weiss	74,004	—	—	74,004

(1)	Reflects the above market interest earned under the Director Fee Deferral Plan for the fiscal year ended June 30, 2018.

Director Fee Deferral Plan. PCSB Bank maintains an Amended and Restated Director Fee Deferral Plan for non-employee directors. It is a non-qualified deferred compensation plan subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). A participant in the plan is eligible to defer a fixed percentage of the annual and periodic fees the participant would be entitled to receive by completing an election form and submitting it to PCSB Bank before initial participation, and thereafter, if desired, before the beginning of each plan year. The plan was amended in fiscal year 2018 to permit directors a one-time opportunity to invest a portion of their account balance as of the amendment date in Company common stock and to elect to defer all or a portion of their future deferrals towards the purchase of Company common stock in the plan. As of the last day of each plan year, PCSB Bank credits each participant’s account that is not invested in Company common stock with interest equal to the prime rate as reported in The Wall Street Journal on the first business day of the plan year, compounded annually, provided, that the crediting rate will not be less than 3% nor greater than 10%. If a participant fails to make an election, the participant’s account and/or future deferrals will not be invested in Company common stock and will earn interest at the rate specified. A participant’s deferred fees and earnings are held by PCSB Bank until distributed to the participant. At the time of distribution, any portion of a participant’s account that is credited in Company common stock shall be distributed to the director in Company common stock. The participants’ account balances remain subject to the claims of PCSB Bank’s creditors in the event of PCSB Bank’s insolvency until distributed to the participants.

Each participant is entitled to elect, by filing a timely election form, whether to receive payment of the participant’s account balance on either of: (i) separation from service or (ii) a specified date. In addition, the participant may elect to receive payment in installments or in a lump sum distribution. If the participant fails to make an election, the participant’s account will be distributed in a lump sum distribution at the appropriate time. In addition, if a participant dies, becomes disabled or upon the occurrence of a change in control of PCSB Bank, the participant’s benefit will be distributed in a lump sum distribution.

Director Supplemental Life Insurance Plan. PCSB Bank has adopted a Director Supplemental Life Insurance Plan for non-employee directors. Eligible directors participating in the plan are Messrs. Kellogg, McCrosson, Cuddy, Lusardi, Thimm, Dwyer, and Weiss.

The Director Supplemental Insurance Plan provides for a death benefit to the beneficiaries if the director was in service with PCSB Bank at the time of his death. During a director’s period of coverage, the director is entitled to designate the beneficiary of his death benefit under the plan. The death benefit will be the lesser of (i) $100,000 or (ii) the net death benefit. For these purposes, the “net death benefit” is defined as the net amount at risk under the policy or policies, i.e., the difference between the cash surrender value of the policy and the total proceeds payable under the policy at the death of the insured as of a given date. PCSB Bank is the sole owner of the policies covering the directors and has entered into split dollar endorsements with each director endorsing the applicable amount of death benefit to the director’s beneficiaries in the event of the director’s death. Participation in the plan terminates if: (i) the director’s service with PCSB Bank is terminated for reasons other than death or (ii) the plan is terminated.

Death Benefit Only Plan. Messrs. Hill and Weber participate in a separate Death Benefit Only Plan with PCSB Bank and do not participate in the Director Supplemental Life Insurance Plan. Under the Death Benefit Only Plan, if Messrs. Hill or Weber dies pre-retirement, his respective beneficiary is entitled to a death benefit equal to $153,850. The death benefit will be paid to their respective beneficiary in a single lump sum within 90 days following his death. Messrs. Hill’s and Weber’s participation will terminate if they terminate service as a director or if the plan is terminated. During their service, Messrs. Hill and Weber are entitled to designate their respective beneficiary or to substitute another beneficiary upon written notice to PCSB Bank.

STOCK OWNERSHIP

The following table provides information as of August 31, 2018, about the persons we know to be the beneficial owners of more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
PCSB Bank Employee Stock Ownership Plan 5651 Strang Blvd., Suite 100 Yorktown Heights, NY 10598	1,453,209		8.0%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,017,104	(2)	5.6

(1)	Based on 18,165,110 shares of common stock outstanding and entitled to vote as of August 31, 2018.
(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2018.

The following table sets forth, as of August 31, 2018, certain information as to the shares of the Company’s common stock owned by:

•	each nominee for director;

•	each director continuing in office;

•	each named executive officer (as that term is defined under “Executive Compensation – Summary Compensation Table”) who does not serve as a director; and

•	all directors and executive officers as a group.

For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock over which he or she has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after August 31, 2018. None of the named individuals has pledged any of his shares as collateral for a loan.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Directors:
William V. Cuddy, Jr.	30,000			*
Kevin B. Dwyer.	6,500			*
Willard I. Hill, Jr.	1,000			*
Jeffrey D. Kellogg	10,000	(2)		*
Robert C. Lusardi	22,500	(3)		*
Matthew G. McCrosson	17,000			*
Joseph D. Roberto	48,990	(4)		*
Karl A. Thimm	13,150	(5)		*
Michael T. Weber	10,000			*
Richard F. Weiss	10,000	(6)		*

Named Executive Officers Who Are Not Directors:
Scott D. Nogles	24,610	(7)		*
Michael P. Goldrick	24,782	(8)		*

All Directors and Executive Officers as a Group (18 persons)	330,974		1.8%

*	Represents less than 1% of the outstanding shares.
(1)	Based on 18,165,110 shares of the Company’s common stock outstanding and entitled to vote as of August 31, 2018.
(2)	Includes 5,000 shares held in an Individual Retirement Account (“IRA”).
(3)	Includes 20,000 shares held in an IRA and 2,500 shares held by Mr. Lusardi’s spouse.
(4)	Includes 33,555 shares held in the 401(k) Plan, 13,000 shares held in an IRA and 2,435 shares held in the ESOP.
(5)	Includes 3,150 shares held by Mr. Thimm’s spouse.
(6)	Includes 10,000 shares held in an IRA.
(7)	Includes 18,175 shares held in the 401(k) Plan, 4,000 shares held in an IRA and 2,435 shares held in the ESOP.
(8)	Includes 22,347 shares held in the 401(k) Plan and 2,435 shares held in the ESOP.

BUSINESS ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Board of Directors currently consists of ten members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. All nominees for director and all directors continuing in office currently serve as directors of the Company and PCSB Bank.

On July 25, 2018, the Board of Directors, at the recommendation of the Nominating/Corporate Governance Committee, elected Dr. Marsha Gordon, age 63, to serve as a director of the Company effective October 1, 2018, at which time the Board of Directors will consist of eleven members. She was elected to the class of directors with terms expiring in 2020 and will be a director continuing in office as of October 1, 2018. Since 2001, Dr. Gordon has served as President and Chief Executive Officer of the Business Council of Westchester, a leading business organization in Westchester County, New York. Her strong leadership skills and extensive community involvement provide the Board of Directors with valuable insight into the needs of PCSB Bank’s local communities, particularly in Westchester County.

Three directors will be elected at the annual meeting. On the recommendation of the Nominating/Corporate Governance Committee, the Board of Directors has nominated Jeffrey D. Kellogg, Robert C. Lusardi and Matthew G. McCrosson for election as directors. Each has agreed to serve and, if elected, will serve until their respective successors have been elected and qualified.

If any nominee is unable or declines to serve, the persons named in the proxy card as proxies will vote with respect to a substitute nominee designated by the current Board of Directors. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve or would decline to serve, if elected.

The Board unanimously recommends that stockholders vote “FOR” all of the nominees.

Information regarding the nominees for director and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The ages indicated are as of June 30, 2018. The indicated period for service as a director includes service as a director of PCSB Bank. There are no family relationships among the directors.

Board Nominees for Terms Expiring in 2021

Jeffrey D. Kellogg, age 69 and a director since 2011, now retired, served as the Senior Vice President of Development and Community affairs at Putnam Hospital Center and as Executive Director of the Putnam Hospital Center Foundation. In this capacity, for 21 years, he was responsible for all fund-raising initiatives as well as the hospital’s marketing and communications, public relations, volunteer/auxiliary program, community outreach and guest services department. Professionally, in 2005 he was recognized as a Fellow of the Association for Philanthropy, which is the highest level of achievement in the field of health care philanthropy.

Before his positions with Putnam Hospital Center, Mr. Kellogg began his business career building and managing a chain of a dozen area sporting goods stores throughout Westchester, Dutchess and Putnam Counties in New York and Fairfield County in Connecticut. Throughout his career he has been active in the community and has served on many boards and held numerous leadership positions. These include positions and membership with the Putnam County Economic Development Corporation, the American Heart Association, Cornell Cooperative Extension, Grace Lutheran Church of Yorktown, the Putnam Alliance and Boy Scouts of America. Most recently, he has joined the board of Putnam Family and Community Services which services clients throughout the Hudson Valley.

Mr. Kellogg holds a bachelor’s degree in Economics from St. Lawrence University and a master’s degree in Health Care Administration from Western Connecticut State University. His strong leadership skills and extensive community involvement provide the Board of Directors with valuable insight into the needs of PCSB Bank’s local communities.

Robert C. Lusardi, Esq., age 64 and a director since 2012, is a partner in the law firm of Daniels, Porco and Lusardi LLP located in Carmel, New York. He practices primarily in the areas of Real Estate and Zoning Litigation, Civil Litigation, Mortgage Foreclosure and Commercial Litigation. Mr. Lusardi is admitted to practice in New York, Connecticut and the U.S. District Courts for the Southern and Eastern Districts of New York. He has served as Assistant District Attorney, Putnam County, NY, Village Attorney, Village of Nelsonville Assistant Town Attorney, Town of Phillipstown, and Special Litigation Counsel, Town of Putnam County. He is a member of the Zoning Board of Appeals of the Town of Putnam Valley NY, a member of Preserve Putnam, a local charity, the Carmel-Mahopac Chamber of Commerce, and the Putnam County and New York State Bar Associations.

Mr. Lusardi attended The College of Holy Cross where he received his B.A. and Syracuse University College of Law where he received his J.D. His more than 35 years of experience in commercial and real estate litigation provides the Board of Directors with valuable experience in real estate litigation matters as well as other legal matters.

Matthew G. McCrosson, age 68 and a director since 2015, is a partner with the accounting and advisory firm of PKF O’Connor Davies, LLP where he has been employed since 2000. He provides performance improvement based advisory services in addition to organizational and operational reviews. He has assisted many clients in reviewing their technology platforms in terms of alternative systems and system selection and implementation coordination.

Before joining PKF O’Connor Davies, LLP in 2000, Mr. McCrosson was with KPMG Consulting, in the firm’s Public Services line of business. Earlier in his career, he served as chief financial officer and chief operation officer of several national and regional not-for-profit organizations. He serves on the Boards of the Business Council of Westchester and Westchester Community College Foundation. He is a past Chairman of the Westchester Community Foundation.

Mr. McCrosson is a former director of CMS Bank, which was acquired by PCSB Bank in 2015. The Board of Directors values Mr. McCrosson’s unique combination of financial and accounting expertise and knowledge of technology matters along with his designation as an “audit committee financial expert,” as that term is defined by Securities and Exchange Commission regulations.

Directors Continuing in Office with Terms Expiring in 2019

Joseph D. Roberto, age 65 and a director since 2012, has served as President and Chief Executive Officer of PCSB Bank since January 2012 and as its Chairman of the Board since January 2012 and has served as President, Chief Executive Officer and Chairman of the Board of the Company since its inception in 2017. He served as Chief Financial Officer of PCSB Bank from October 2005 to December 2011. His banking career spans more than 40 years serving in various financial management and executive positions for other financial institutions. Before joining PCSB Bank, he began his career at Yonkers Savings and Loan Association and served as Chief Financial Officer for both Yonkers Financial Corporation and Yonkers Savings and Loan Association, a public community bank, from 1996 to 2002. In 2004 and 2005 he served as Executive Vice President and Chief Financial Officer of Empire State Bank, a public commercial bank.

Mr. Roberto is actively involved in various organizations in both Putnam and Westchester Counties, currently serving on the boards of the Putnam Economic Development Corporation, as its Chairman, the Putnam Hospital Center Foundation and the Westchester County Association. He is also actively involved with the American Heart Association and its Putnam Heart Walk, leading PCSB Bank’s efforts in fund raising and heart healthy awareness.

Mr. Roberto’s extensive knowledge of the banking industry and strong leadership skills provide the Board of Directors with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment.

William V. Cuddy, Jr., age 60 and a director since 2015, serves as Executive Vice President of CBRE, Inc. providing commercial real estate consulting and brokerage services to corporations and other institutions for over 30 years. He leads a team of professionals in providing corporate real estate services including tenant representation (regional and national), as well as agency sales and leasing. CBRE, Inc. has recognized him as its top producing broker numerous times and he was awarded the NAIOP Deal of the Year six times for various sales and lease transactions.

Mr. Cuddy’s present and past leadership positions have included serving as a director of The Burke Hospital Foundation since 2009, a director of the Burke Research Institute since 2006, and a past director (2001-2009) and Past President of The Burke Rehabilitation Hospital (2007-2009). He is a Member, Board of Stewards and Past President (2007), with the Friendly Sons of St. Patrick in Westchester County, a past Board member at Mercy College (1996-2005), and a director of the Westchester County Association since 2010.

Mr. Cuddy is also a former director of CMS Bank. The Board of Directors values the depth of his background and expertise in real estate matters. In particular, he provides the Board of Directors with an extensive knowledge of the regional commercial real estate market, and provides valuable assistance in fostering relationships with owners, investors, developers and the corporate community. He is also valued for his marketing and transaction skills.

Kevin B. Dwyer, age 57 and a director since 2013, is the owner of Dwyer Agency, LLC, a real estate agency, and of Dwyer Agency of Mahopac LLC, an insurance agency which have been providing Putnam, New York and surrounding communities with residential and commercial real estate and insurance opportunities since 1927.

Mr. Dwyer is actively involved in many community organizations, serving on the Boards of Putnam Hospital Center Foundation, St. John’s Parish Mahopac Finance Committee, Friendly Sons of St. Patrick, Lake Mahopac Rotary, and Mahopac Chamber of Commerce. His professional organizations include New York State Commercial Association of Realtors, Hudson Valley Commercial Association of Realtors, New York State and National Association of Realtors, International Council of Shopping Centers and Independent Insurance Agents of New York State.

Mr. Dwyer’s real estate and insurance expertise provides the Board of Directors with valuable insight into the local real estate market and into the insurance needs of the Company and PCSB Bank.

Willard I. Hill, Jr., age 63 and a director since 2017, now retired, is an attorney who served as Managing Director, Chief Marketing and Communications Officer and Head of Government Relations for MBIA Inc., a major financial guarantee insurance company. He previously served on MBIA’s executive management team as global Chief Compliance Officer, and separately as Head of Investor Relations. He retired from MBIA in 2013. Earlier in his career, he was president of the government deferred compensation business at ING US Financial Services (now Voya Financial) and he held senior executive positions in the legal and business divisions at Aetna, Inc.

Mr. Hill earned his MBA from the University of Connecticut School of Business in 1991. He earned a Juris Doctor from Howard University School of Law in 1979 and a B.A. from Fisk University in 1976. He is a member of the bar in several states, including New York. He serves on the Board of Directors on the Council for Economic Education.

Mr. Hill’s expertise in corporate, insurance and financial services law, government relations and strategic communications and his leadership experience as a senior executive with public companies is a significant strategic resource for the Board of Directors.

Directors Continuing in Office with Terms Expiring in 2020

Richard F. Weiss, age 73 and a director since 2004, has been in the financial services industry for over 40 years. He is a Certified Public Accountant and a Certified Financial Planner with an emphasis on Estate and Trust planning. He works as a consultant to Weiss Financial Group and Weiss Advisory Group LLC, firms specializing in tax compliance and personal financial, estate and trust planning and compliance.

Mr. Weiss began his career working for several leading CPA firms in New York City, including S.D. Leidesdorf & Co. which subsequently merged with the current firm of Ernst & Young LLP. Before establishing his private practice, he was partner at Kamerman, Shapiro, Jacobs & Weiss, a boutique New York City-based firm specializing in international and domestic corporate taxation, estate, trust and individual planning and taxation.

Mr. Weiss serves as a board member and Treasurer of the Putnam County Housing Corp. and a board member of the Putnam Economic Development Corporation. He also enjoys volunteering as a local broadcast television announcer for Mahopac High School sporting events.

Mr. Weiss’s extensive tax and financial expertise is an invaluable resource to PCSB Bank and he is an “audit committee financial expert” as that term is defined by Securities and Exchange Commission regulations. He serves as the Vice Chairman of the Board and as the lead independent director.

Karl A. Thimm, age 71 and a director since 2008, is the President, owner and founder of Karlen Inc. D/B/A Appliance Sales Plus, a leading Westchester based retail and commercial appliance provider located in Somers, New York. He also sits on the Executive Board of Intercounty Appliance Corporation, a retail appliance co-op in Medford, New York. Before starting Karlen Incorporated, he served in the appliance sales division of General Electric Company where he maintained relationships with many retail companies. He sits on the board of the Putnam Hospital Center.

Mr. Thimm’s entrepreneurship and over 40 years of business experience provides the Board of Directors with insight and guidance with its small business lending and account relationships.

Michael T. Weber, age 63 and a director since 2005, now retired, was the Chief Executive Officer of Health Quest, a multi-hospital healthcare system located in the lower Hudson Valley until his retirement in 2013. Before retirement, he grew the system to a $700 million operation with multiple healthcare-related entities, including home care agencies, urgent care centers, a nursing home and physician practices, which helped in making Health Quest an industry leader it is today.

Before the start of his affiliation with Health Quest in 2007, Mr. Weber began his career in Buffalo, New York and from 1979 to 1986 he was Director of Fiscal Services at a local hospital. In 1986 he accepted the position of Chief Financial Officer at Putnam Hospital Center, Carmel, New York. During that time period he earned a Masters Degree in Healthcare Administration from Western Connecticut State University and was promoted to the hospital’s Chief Executive Officer. Over the next seven years he successfully improved the hospital’s financial position, completed several major building projects, enlarged the medical staff and enhanced the reputation of the hospital.

During his years in healthcare administration, Mr. Weber was involved in many community activities, including Chairman of the American Heart Association, committee membership with both the American Hospital Association and the NYS Healthcare Association and Chairman of the Northern Metropolitan Hospital Association. His administration and financial background provides the Board of Directors with valuable insight into our strategic planning goals.

Named Executive Officers Who Do Not Serve as Directors

The following individuals have held their current positions for at least the last five years, unless otherwise stated. The ages presented are as of June 30, 2018.

Michael P. Goldrick, age 53, has served as PCSB Bank’s Executive Vice President and Chief Lending Officer since October 2012. Before joining PCSB Bank, he held various management and executive positions in the banking industry since 1987 where he began his career at North Fork Bank & Trust Company as a loan officer. From 2001 to 2005, he was Vice President, Commercial Loans, M&T Bank, specializing in middle market loans. From 2005 to 2008, he was Executive Vice President for Business and Professional Banking at Hudson Valley Bank, an executive position accountable for direct and indirect management of a $1.5 billion loan and $1.7 billion deposit portfolio. From 2008 to 2012, he was a Senior Vice President, Team Leader Commercial Banking for Provident Bank responsible for loan expansion into Westchester, Putnam, Bronx and Fairfield, CT. He holds an MBA in Finance from Fordham University.

Scott D. Nogles, age 48, has served as PCSB Bank’s Executive Vice President and Chief Financial Officer since October 2011. Before joining PCSB Bank, he held various financial management and executive positions for other financial institutions. He began his career in 1993 at KPMG, a big four accounting firm, and specialized in auditing community and regional banks. From 2004 to 2011, he was Executive Vice President and Chief Financial officer of New England Bank, a $700 million public community bank in Enfield CT. He holds an MBA from the University of Connecticut and is a former CPA.

Item 2 — Approval of the PCSB Financial Corporation 2018 Equity Incentive Plan

The Company’s Board of Directors has adopted, subject to stockholder approval, the Equity Incentive Plan to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. By approving the Equity Incentive Plan, stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock. The Equity Incentive Plan has been drafted according to the requirements of the New York State Department of Financial Services (the “NYSDFS”) for equity incentive plans adopted by New York-chartered financial institutions within three years of conversion to stock form.

Why We Are Seeking Approval of the Equity Incentive Plan

•

Equity Grants Will Align our Management’s and Stockholders’ Interests. We believe that awarding equity compensation to our officers and directors will not only help us to attract, retain and award individuals who will contribute to our success, such grants will also further align the interests of our management with the interests of our stockholders.

•

Our Competitors Offer Equity-Based Compensation. We believe that many of the financial institutions with which we compete can attract and retain employees and management with equity-based compensation programs. Without the Equity Incentive Plan, we may be at a significant competitive disadvantage.

Highlights of the Equity Incentive Plan

•

Minimum Vesting Requirements. Awards under the Equity Incentive Plan will vest no more rapidly than in equal installments over a period of three years, unless accelerated due to death, disability or involuntary termination following a change in control.

•

Share Reserve. The maximum number of shares of stock, in the aggregate, that may be granted under the Equity Incentive Plan as stock options, restricted stock and/or restricted stock units is 2,543,115 (the “Share Limit”), of which 1,816,511 shares may be granted as stock options and 726,604 shares may be granted as restricted stock and restricted stock units.

•

Limits on Grants to Directors. All non-employee directors, other than the lead independent director, who were serving on January 1, 2018 and are serving on the effective date of the Equity Incentive Plan shall receive 44,662 stock options and 19,001 shares of restricted stock, each effective as of the effective date. The lead independent director who was serving on January 1, 2018 and is serving on the effective date of the Equity Incentive Plan shall receive 51,412 stock options and 23,376 shares of restricted stock, each effective as of the effective date. In determining the grants to our non-employee directors, we engaged the services of Arthur Warren Associates, a compensation consultant that has worked with community banks and thrift institutions for over 30 years. The Compensation Committee met with Mr. Warren, either in person or telephonically multiple times. Mr. Warren led discussions and provided counsel to the Compensation Committee regarding grant practices after an initial public offering for officers and non-employee directors of bank and thrift holding companies within our peer group. The grants that the Compensation Committee determined to award to each non-employee director represent approximately 2.5% (2.8% for the lead independent director) of the stock options and 2.6% (3.1% for the lead independent director) of the restricted stock available under the Equity Incentive Plan. Our initial grants to our non-employee directors are, in part, in consideration of the fact that such directors, who as a group have a median of six years of service to the Company, have been unable to receive equity awards from us before the Company’s stock offering and were instrumental in guiding us through this highly regulated process. The Company intends that these initial awards will vest over a five-year period, with approximately 8,932 (10,282 for the lead independent director) stock options and 3,800 (4,475 for the lead independent director) shares of restricted stock vesting each year. If a non-employee director fails to seek reelection or is not reelected (other than due to the director’s death or disability), the director will forfeit any unvested awards. All non-employee directors who were not serving on January 1, 2018 and are serving on the effective date of the Equity Incentive Plan, and future non-employee directors, will receive a grant of 22,331 stock options (to the extent they remain available for issuance, subject to pro-ration) and 9,500 shares of restricted stock (to the extent they remain available for issuance, subject to pro-ration), effective as of the date of the first Board meeting he or she attends after becoming a director. The awards to new non-employee directors represents approximately half of the awards to our existing directors and are also expected to vest over a five-year period. In addition, awards to directors under the Equity Incentive Plan are limited to comply with the regulations of the NYSDFS, which provides that non-employee directors will not receive, individually, more than five percent of the aggregate awards available under the Equity Incentive Plan, and in the aggregate, more than 30% of the awards available under the Equity Incentive Plan.

•

Limits on Grants to Employees. The maximum number of stock options that may be granted to any employee under the Equity Incentive Plan, all of which may be granted during any calendar year, is 454,127. The maximum number of shares of restricted stock and restricted stock units that may be granted to any one employee shall be 181,651, all of which may be granted during any calendar year. These maximum limits represent 25% of the maximum number of shares of stock that may be issued as stock options or restricted stock and restricted stock units, respectively. The Compensation Committee has not determined awards to be made to our employees. The Compensation Committee will determine such awards only after the Equity Incentive Plan has been approved by stockholders.

•

Share Counting. The Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or to satisfy the exercise price of stock options will not be available for future grant. The maximum number of shares available under the Equity Incentive Plan are subject to adjustment as the result of certain corporate transactions identified in the Equity Incentive Plan.

•

No Single-Trigger for Time-Based Awards Upon a Change in Control. The Equity Incentive Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason) or the failure of an acquiror to assume the awards.

•

Dividends on Unvested Awards Not Paid Until Vesting. The Equity Incentive Plan provides that dividends on unvested awards shall be paid to participants only after the underlying awards have vested and not during the performance or service vesting period.

•

Awards Subject to Clawback. Awards granted under the Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under the clawback policy adopted by the Company on September 20, 2017, as maybe amended from time to time.

•

No Cash-Out or Repricing of Underwater Options. Under no circumstances will any underwater stock options be bought back by the Company. In addition, neither the Compensation Committee nor the Board of Director shall have the authority to reduce the exercise price of a previously granted stock option under the Equity Incentive Plan through amendment, replacement or exchange for a cash payment that exceeds the stock option’s in-the-money value.

Material Features of the Equity Incentive Plan

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, attached hereto as Appendix A.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 2,543,115 shares of the Company’s common stock (the “Share Limit”), which represents 14.0% of the shares issued by the Company in the conversion of PCSB Bank from the mutual to stock form and the Company’s initial public offering on April 20, 2017 (the “Conversion”), pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each. Of this number, 1,816,511 shares (or 10% of the shares issued in the Conversion) are reserved for issuance as stock options and 726,604 shares (or 4% of the shares issued in the Conversion) are reserved for issuance as restricted stock and restricted stock units.

•

The Equity Incentive Plan does not use liberal share recycling to determine the number of shares available for issuance under it. Accordingly, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the Equity Incentive Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

Limitations on Awards to Employees and Directors

•

An employee may not receive more than 454,127 stock options (granted as nonqualified stock options and/or incentive stock options) under the Equity Incentive Plan, all of which may be granted in a single calendar year. Similarly, an employee may not receive more than 181,651 shares of restricted stock or restricted stock units. These numbers represent 25% of the stock options and restricted stock/restricted stock units available under the Equity Incentive Plan;

•

The initial director awards under the Equity Incentive Plan will be self-executing, such that all non-employee directors, other than the lead independent director, who were serving on January 1, 2018 and are serving on the effective date of the Equity Incentive Plan shall receive 44,662 stock options and 19,001 shares of restricted stock. The lead independent director who was serving on January 1, 2018 and is serving on the effective date of the Equity Incentive Plan shall receive 51,412 stock options and 23,376 shares of restricted stock. All non-employee directors who were not serving on January 1, 2018 and are serving on the effective date of the Equity Incentive Plan, and future non-employee directors, will receive a grant of 22,331 stock options and 9,500 shares of restricted stock, to the extent shares remain available for issuance (and subject to pro-ration to the extent shares are limited and more than one non-employee director commences service at the same time), effective as of the date of the first board meeting after commencing service. According to the requirements of the NYSDFS for equity plans adopted within three years of PCSB Bank’s conversion to stock form, awards to non-employee directors are further limited so that no non-employee director receives more than five percent of the aggregate awards available under the Equity Incentive Plan and, in the aggregate, non-employee directors do not receive more than thirty percent of the awards available under the Equity Incentive Plan;

•

To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan; and

•

In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event, as applicable.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

Except to the extent of the self-executing awards to non-employee directors and subject to the limitations set forth in the Equity Incentive Plan, the Compensation Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units, any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•

In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

•

The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Code. Only officers and employees are eligible to receive incentive stock options. Outside directors and service providers may only receive non-qualified stock options under the Equity Incentive Plan.

•

Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•

The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

•	Under no circumstances will the Company buy back underwater stock options granted under the Equity Incentive Plan without stockholder approval.

•	The Equity Incentive Plan expressly prohibits repricing of stock options without stockholder approval.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.

•	Before vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•

No dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award.

Restricted Stock Units. Restricted stock units, which may be denominated in shares of common stock, are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•

Restricted stock units granted under the Equity Incentive Plan may be settled in shares of our common stock, or in the sole discretion of the Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the Equity Incentive Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the Equity Incentive Plan.

•

In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock units are distributed to the participant.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee and set forth in the Equity Incentive Plan. A performance award may be denominated in shares of restricted stock or restricted stock units.

Performance Measures

The performance measures that may be used for such awards may be based on one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total stockholder return; cash flow; strategic business objectives, consisting of one or more objectives, based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures or goals relating to capital raising or capital management; any other measure determined by the Compensation Committee or any combination of the foregoing.

Performance measures may be expressed on an absolute and/or relative basis, or a before- or after-tax basis and may be based on comparisons using internal targets, the past performance of the Company and/or the past or current performance of other similar companies. Performance goals may also be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Compensation Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the participant’s award agreement and identified in the audited financial statements or the annual proxy statement of the Company, including: (i) extraordinary, unusual and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) change in tax or accounting principles, regulations or laws; or (iv) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction.

Vesting of Awards

•	The Compensation Committee shall specify the vesting schedule or conditions of each award.

•

Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the Equity Incentive Plan will vest at a rate not exceeding 20% per year. Notwithstanding the foregoing, awards will not vest more rapidly than in equal installments over a three-year period and the initial installment will vest no earlier than the one-year anniversary of the date of grant.

•	Vesting of awards may be accelerated upon death, disability or involuntary termination without cause at or following a change in control.

Change in Control

The Equity Incentive Plan uses a double trigger change in control feature, providing for an acceleration of vesting upon an involuntary termination of employment or service simultaneous with or following a change in control.

•

Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

•	At the time of an involuntary termination following a change in control, all awards of restricted stock and restricted stock units shall become earned and fully vested immediately.

•

In the event of a change in control, performance awards shall vest pro-rata based on the portion of the performance period elapsed at the date of the change in control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable at the date of the change in control, the performance measures will be assumed to have been achieved at target.

Awards Subject to Clawback Policy

Awards granted under the Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards are also subject to clawback under the clawback policy adopted by the Company on September 20, 2017, as may be amended from time to time.

Plan Administration

The Equity Incentive Plan will be administered by the Compensation Committee, all of whom are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Compensation Committee has power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Compensation Committee under the Equity Incentive Plan as if done or exercised by the Compensation Committee. The Equity Incentive Plan also permits the Compensation Committee to delegate to one or more persons, including directors who do not qualify as “non-employee directors” within the meaning of SEC Rule 16b-3, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.

The Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (other than to avoid the three-year minimum vesting requirement or in connection with a change in control as described above).

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the Equity Incentive Plan or any award granted under it. However, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of Equity Incentive Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The Equity Incentive Plan will remain in effect for as long as any awards under it are outstanding; however, no awards may be granted under it on or after the day immediately before the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant is disabled, as that term is defined in the Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized that exceeds the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award (or portion of the award subject to such election) in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for the Company.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Code Section 162(m) generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of its chief executive officer, our chief financial officer and up to three other executive officers named in the summary compensation table (each, a “covered employee”) of the Company’s annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan.

Accounting Treatment

Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

Each non-employee director who is in service with the Company on the effective date of the Equity Incentive Plan will automatically be granted the stock options and restricted stock listed below, provided the Equity Incentive Plan is approved by stockholders. The stock options and restricted stock awards automatically granted to the non-employee directors will vest in approximately equal installments over a five-year period, with the first installment vesting on the first anniversary of the effective date of the Equity Incentive Plan.

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
William J. Cuddy, Jr.	382,110	19,001
Kevin B. Dwyer	382,110	19,001
Marsha Gordon	191,045	9,500
Willard I. Hill, Jr.	382,110	19,001
Jeffrey D. Kellogg	382,110	19,001
Robert C. Lusardi	382,110	19,001
Mathew G. McCrosson	382,110	19,001
Karl A. Thimm	382,110	19,001
Michael T. Weber	382,110	19,001
Richard F. Weiss	449,981	22,376

Non-Employee Directors as a Group (10 persons)	3,697,906	183,884

(1)

Amounts are based on the fair market value of the Company’s common stock, based on the closing price as of September 7, 2018 (the latest practicable date before the printing of this proxy statement), of $20.11 per share. The actual value of the awards cannot be determined at this time because their value will depend upon the fair market value of the Company’s common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
William J. Cuddy, Jr.		44,662
Kevin B. Dwyer		44,662
Marsha Gordon		22,331
Willard I. Hill, Jr.		44,662
Jeffrey D. Kellogg		44,662
Robert C. Lusardi		44,662
Mathew G. McCrosson		44,662
Karl A. Thimm		44,662
Michael T. Weber		44,662
Richard F. Weiss		51,412

Non-Employee Directors as a Group (10 persons)		413,039

(1)

The dollar value of the stock option awards cannot be determined at this time because the actual dollar value realized will depend on the extent by which the market value of the Company’s common stock exceeds the exercise price of the stock option on the date of exercise.

The exercise price of the stock options will equal the fair market value of the Company’s common stock on the actual date of grant. Notwithstanding the foregoing, these awards would vest upon death, disability or involuntary termination of service following a change in control. The time-based component of the awards serves as a retention tool for the directors, and the stock options are viewed by the Board of Directors and the Committee as performance-based because value is only realized if there is stock price appreciation over the term of the options. The awards are not subject to any specific performance measures.

Any future grants to employees and directors under the Equity Incentive Plan will be determined in the discretion of the Committee.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the Equity Incentive Plan.

Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Crowe LLP served as our independent registered public accounting firm for the 2018 fiscal year. The Audit Committee has appointed Crowe LLP to serve as the independent registered public accounting firm for the fiscal year ending June 30, 2019, subject to ratification by stockholders. A representative of Crowe LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by at least a majority of the votes cast at the annual meeting, the Audit Committee may consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the 2019 fiscal year.

Audit Fees. The following table sets forth the fees billed by Crowe LLP for the fiscal years ended June 30, 2018 and 2017:

	2018	2017
Audit fees (1)	$299,000	$300,000
Audit-related fees (2)	36,700	267,950
Tax fees (3)	31,500	68,000
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements and for review of interim financial information contained in the quarterly reports on Form 10-Q, and other regulatory reporting.
(2)

Includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters, consents and assistance with review of documents filed with the SEC, as well as for the audits of certain retirement plans and certain Company subsidiaries as required by statute or regulation.

(3)	Includes fees for tax compliance services, including preparation of original and amended federal and state income tax returns, and for tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended June 30, 2018, all audit-related fees, tax fees, and all other fees set forth in the table above were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the Company’s principal executive officer and for the two most highly-compensated executive officers (other than the principal executive officer) whose total compensation for the fiscal year ended June 30, 2018, exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation (1) ($)	Total ($)
Joseph D. Roberto	2018	582,400	—	173,846	—	96,095	852,341
Chairman, President and Chief Executive Officer	2017	581,539	—	—	—	38,221	619,760

Scott D. Nogles	2018	303,432	—	69,733	—	66,163	439,328
Executive Vice President and Chief Financial Officer	2017	307,302	30,000	—	—	20,696	357,998

Michael P. Goldrick	2018	260,910	—	27,230	—	67,189	355,329
Executive Vice President and Chief Lending Officer	2017	265,332	—	—	—	31,507	296,839

(1)	For 2018, details of the amounts reported in the “All Other Compensation” column are as follows:

Name	Automobile Allowance ($)	Personal Benefit Allotment ($)	401(k) Plan Contributions ($)	Split Dollar ($)	ESOP ($)	Total ($)
Joseph D. Roberto	—	30,000	12,150	7,622	46,323	96,095
Scott D. Nogles	8,400	—	11,138	302	46,323	66,163
Michael P. Goldrick	8,400	—	12,119	347	46,323	67,189

Employment Agreements. Messrs. Roberto, Nogles and Goldrick (each an “executive” and, collectively, the “executives”) have each entered into employment agreements with the Company and PCSB Bank. The agreements have a term that ends on December 31, 2020, in the case of Mr. Roberto’s agreements, and December 31, 2019 in the case of Messrs. Nogles and Goldrick’s agreements. Each agreement will extend automatically for one additional year on January 1 of each year beginning January 1, 2018 unless either the employers or the applicable executive gives notice no later than 90 days before such anniversary date that an agreement will not be renewed.

Each agreement specifies the executive’s base salary, which currently is $604,800 for Mr. Roberto, $313,675 for Mr. Nogles and $268,280 for Mr. Goldrick. The base salary will be reviewed not less frequently than once every twelve months and may be increased in the board’s discretion. In addition to the base salary, the agreements provide that the executives shall be eligible to participate in short-term and long-term incentive compensation, determined and payable at the discretion of the Compensation Committee. The executives shall also be entitled to continue participation in any fringe benefit arrangements in which they were participating on the effective date of the employment agreement. In addition, the agreements provide for reimbursement of reasonable travel and other business expenses incurred in connection with the performance of the executive’s duties. The agreements for Mr. Roberto provide that he will be entitled to a personal benefits allotment of $30,000 annually which will be used by him, in his sole discretion, towards a car allowance, country club membership, tax or financial advice or such other perquisites as he deems appropriate.

If the executive’s employment is terminated by PCSB Bank without cause, including a resignation for good reason (as defined in the agreement) during the term of the agreement, but excluding termination for cause or due to death, disability, retirement or following a change in control, the executive would be entitled to a payment equal to a multiple (i.e., three times for Mr. Roberto, two times for Mr. Nogles and one times for Mr. Goldrick) of the sum of: (i) his average base salary (or, in the case of Mr. Goldrick, his current base salary) plus (ii) his average annual incentive cash compensation awarded during the three (in the case of Mr. Roberto) and two (in the case of Messrs. Nogles and Goldrick) most recent fiscal years ending before the executive’s termination. The severance payment shall be paid to the executive within 30 days (or 60 days in certain circumstances) of the termination date, subject to the receipt of a signed release of claims from the executive within the time frame set forth in the agreement. In the case of Mr. Roberto, the payment shall also include a sum equal to three times his personal benefits allotment and a cash lump sum payment equal to the applicable co-payment percentage that PCSB Bank pays for his continuing life, medical and dental coverage, based on the costs of such coverage on the effective date of Mr. Roberto’s termination. Assuming Messrs. Nogles and Goldrick elect continued medical and dental coverage under COBRA, PCSB Bank and/or PCSB Financial will pay the applicable employer co-pay percentage for a period of 18 months, in the case of Mr. Nogles, and 12 months, in the case of Mr. Goldrick. Such coverage will be paid on a pre-tax basis, if providing such coverage did not result in excise taxes or penalties to PCSB Bank or PCSB Financial, otherwise such coverage would be provided on an after-tax basis. In addition, if Mr. Nogles elected continued COBRA coverage, PCSB Bank would also provide Mr. Nogles with a cash lump sum payment equal to the applicable employer co-pay percentage of such coverage for a period of an additional six months (based on the cost of such coverage at his termination date). PCSB Bank will also provide each executive with a cash lump sum payment equal to the cost of 24 months of life insurance premiums under the PCSB Bank-sponsored life insurance arrangements, in the case of Mr. Nogles, and 12 months, in the case of Mr. Goldrick (based on the cost of such coverage at the executive’s termination date). In addition, each executive would fully vest in any benefits under any nonqualified deferred compensation plans in which such executive is participating.

If the executive’s employment is terminated during the term of the agreement by PCSB Bank without cause, including a resignation for good reason (as defined in the agreements) within 24 months after a change in control (as also defined in the agreements), the executive would be entitled to a payment equal to a multiple (i.e., three times for Messrs. Roberto and Nogles and two times for Mr. Goldrick) of the sum of: (i) his current base salary (or his base salary in effect immediately before the change in control, if higher) plus (ii) his highest annual incentive cash compensation awarded during the three (in the case of Messrs. Roberto and Nogles) and two (in the case of Mr. Goldrick) most recent fiscal years ending before the executive’s termination. The severance payment shall be paid to the executive within five business days of the termination date. In the case of Mr. Roberto, the payment shall also include a sum equal to three times his personal benefits allotment and a cash lump sum payment equal to the cost of providing continued life, medical and dental coverage for 36 months following termination, at no cost to the executive, based on the costs of such coverage on the effective date of Mr. Roberto’s date of termination. Assuming Messrs. Nogles and Goldrick elect continued medical and dental coverage under COBRA, the employers will pay the entire cost of such coverage for a period of 18 months. Such coverage will be paid on a pre-tax basis, if possible or if providing such pre-tax coverage does not result in excise taxes or penalties to PCSB Bank or PCSB Financial. Otherwise such coverage would be provided on an after-tax basis. In addition, if Messrs. Nogles and Goldrick elect continued COBRA coverage, the employers will also provide the executive with a cash lump sum payment equal to the cost of such coverage for a period of an additional 18 months, in the case of Mr. Nogles, and six months, in the case of Mr. Goldrick (based on the cost of such coverage at his termination date). The employers will also provide each executive with a cash lump sum payment equal to the premium cost for 36 months of life insurance coverage, in the case of Mr. Nogles, and 24 months, in the case of Mr. Goldrick (based on the cost of such coverage at the executive’s termination date). In addition, Messrs. Roberto and Nogles would fully vest in any benefits under any nonqualified deferred compensation plans in which such executive is participating.

For purposes of the executive’s ability to resign and receive a payment under the agreement, “good reason” would include the occurrence of any of the following events: (i) a failure of the employers to continue the executive in the executive’s position or, in the case of Messrs. Roberto and Nogles, the issuance by the employers of a notice to the executive that the term of the employment agreement will not be extended; (ii) a material adverse change in the nature or scope of executive’s responsibilities, title, authorities, powers, functions or duties or the duties normally exercised by someone in his executive position, without his consent, (iii) an involuntary reduction in his base salary, except in connection with an across-the-board salary reduction affecting substantially all management employees and based on the employer’s financial performance, (iv) an involuntary relocation of executive’s principal place of employment by more than 35 miles driving distance from such office as determined at the date of the agreement, or (v) a material breach by the employers of the compensation provisions or any other provision of the agreement which continues for more than 10 days following notice given by the executive. If an event constituting “good reason” occurs, the executive is required to give the employers notice within 60 days and the employers will have 30 days to correct the good reason, however, the 30-day period may be waived by the employers.

If the payments to the executives under their employment agreements with the employers made in connection with a change in control would result in an excise tax under Sections 280G and 4999 of the Code, the severance amounts payable to Messrs. Nogles and Goldrick would be reduced to avoid an excess parachute payment. The employment agreements with Mr. Roberto are silent with respect to any reduction.

If the executive is terminated due to disability, the employment agreement terminates. For these purposes, disability is defined as any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and that renders the executive unable to engage in any substantial gainful activity. If the executive dies while employed, the employers will continue to provide his base salary to his designated beneficiary for three months following his death.

Upon retirement of an executive according to any retirement policy established by the employers’ boards and consented to by the executive, the executive will be entitled to benefits under any retirement plans to which he is a party but shall not be entitled to any amount or benefits under the employment agreement.

The employment agreements require the executives not to compete with PCSB Bank for a period of one year following a termination of employment for which the executive receives severance payments as the result of an involuntary termination or resignation for good reason (other than a termination of employment following a change in control). The employment agreements further require that the executives not solicit business, customers or employees of PCSB Bank or PCSB Financial for a 12-month period following termination (other than a termination of employment following a change in control) and require the executives to maintain confidential information.

The employment agreements with PCSB Financial specify that there will be no obligation of payment or benefits paid under both the PCSB Bank and PCSB Financial employment agreements. To the extent that a payment is made by or a benefit is received from PCSB Bank, the same payment or benefit will not be paid by or received from PCSB Financial.

Supplemental Executive Retirement Plan for Joseph D. Roberto. PCSB Bank has adopted a Supplemental Executive Retirement Plan for Mr. Roberto. Under the Supplemental Executive Retirement Plan, which is a nonqualified deferred compensation plan subject to Section 409A of the Code, Mr. Roberto will be entitled to a normal retirement benefit if he separates from service after his normal retirement age of 68. The normal retirement benefit payable at age 68 is calculated as an annuity of $223,642 per year, payable in monthly installments for his lifetime with 15 years certain. If he separates from service before his normal retirement age (other than for cause or due to his death), his benefit will be reduced by 12.5% per year, for each year before his normal retirement age in which his separation occurs. If he works beyond his normal retirement age, his normal retirement benefit will be increased by multiplying the number of years beyond his normal retirement age that he works by 3% (i.e., retirement occurring five years beyond normal retirement age would result in a benefit equal to 115% of the normal retirement benefit). If PCSB Bank undergoes a change in control (as defined in the Supplemental Executive Retirement Plan), his benefit becomes fully vested. Upon Mr. Roberto’s separation from service, he will be entitled to a benefit equal to the normal retirement benefit. If he becomes disabled before attainment of his normal retirement age, his disability benefit would be equal to the benefit payable at his normal retirement age, payable in the form of a life annuity. If he is terminated for cause (as defined in the plan), he forfeits his right to any benefit under the Supplemental Executive Retirement Plan. Mr. Roberto’s right to a benefit under the Supplemental Executive Retirement Plan is conditioned on his agreement that for a period of one year following his termination of employment, he agrees not to solicit employees or customers of PCSB Bank to terminate their relationship with PCSB Bank, and further agrees not to otherwise compete with PCSB Bank within a 15 mile radius of the location in which PCSB Bank or its affiliates has business operations or has filed an application for regulatory approval to establish an office as of the date of his termination, provided that the requirement not to compete will not apply if his termination occurs following a change in control.

Contemporaneously with the adoption of the Supplemental Executive Retirement Plan, PCSB Bank purchased bank-owned life insurance and entered into a Supplemental Life Insurance Agreement (described below) with Mr. Roberto which would pay a death benefit to his beneficiary if he dies while employed at PCSB Bank. If he dies before retirement, his beneficiaries will receive a benefit under the life insurance agreement in lieu of any benefit under the Supplemental Executive Retirement Plan.

In connection with the adoption of the Supplemental Executive Retirement Plan, Mr. Roberto entered into a participation agreement with PCSB Bank confirming his participation in the plan. The participation agreement permitted him to elect to receive his benefits under the plan in a lump sum payment rather than in a life annuity with 15 years certain. He has elected to receive a lump sum payment under each payment alternative set forth above.

Supplemental Life Insurance Agreement for Joseph D. Roberto. In conjunction with the adoption of the Supplemental Executive Retirement Plan for Mr. Roberto, PCSB Bank also entered into a Supplemental Life Insurance Agreement with Mr. Roberto. In connection with the adoption of the Supplemental Life Insurance Agreement, PCSB Bank acquired one or more life insurance policies on Mr. Roberto’s life. PCSB Bank is the owner of the policy or policies and has entered into an endorsement form with Mr. Roberto to endorse a portion of the death benefits to Mr. Roberto or his beneficiary (such arrangements are referred to as “split dollar agreements”). If Mr. Roberto dies before the payment of his retirement benefit commences under the Supplemental Executive Retirement Plan, his beneficiary would be entitled to a cash lump sum payment from the Supplemental Life Insurance Agreement, in lieu of any benefit under the Supplemental Executive Retirement Plan, equal to the lesser of (i) $2,517,841 or (ii) the net death proceeds available under the Supplemental Life Insurance Agreement. For these purposes, the “net death proceeds” are defined as the total death proceeds in the policy or policies on Mr. Roberto’s life, minus the greater of (i) the cash surrender value of the policy or (ii) the aggregate premiums paid by PCSB Bank on the policy or policies. If Mr. Roberto dies after his retirement benefits have commenced under the Supplemental Executive Retirement Plan, his beneficiary will be entitled to receive a benefit under the Supplemental Life Insurance Agreement equal to the lesser of (i) the present value of the remaining retirement benefits that would have been paid to him under the Supplemental Executive Retirement Plan had he lived for 15 years after retirement, using a 5% discount rate (or such other reasonable rate as the board determines) and (ii) the net death proceeds. Since Mr. Roberto has elected to receive his retirement benefit under the Supplemental Executive Retirement Plan in a lump sum payment following his separation from service, it is expected that no further benefit would be payable to him under this plan following his retirement.

Supplemental Retirement Plan for Senior Executives. PCSB Bank has adopted a Supplemental Retirement Plan for Senior Executives, effective January 1, 2017. Messrs. Nogles and Goldrick are the only participants in the Supplemental Retirement Plan for Senior Executives.

Under the Supplemental Retirement Plan for Senior Executives, which is a nonqualified deferred compensation plan subject to Section 409A of the Code, the participating executive will be entitled to a supplemental benefit, calculated as a fixed annual payment for 15 years, if he separates from service after reaching his benefit age (which is age 65 in the case of both Messrs. Nogles and Goldrick). The “supplemental benefit” for Messrs. Nogles and Goldrick is equal to an annual payment of $75,000 and $50,000, respectively. The normal form of benefit will be a single lump sum payment equal of the present value of the supplemental benefit unless the executive makes a timely election to be paid in 15 annual installments. If the executive has a separation from service before reaching his benefit age (other than due to death, disability, the occurrence of a change in control or for cause), the executive will be entitled to the supplemental benefit multiplied by his applicable vested percentage. The supplemental benefit will vest in each executive in equal percentages over a seven-year period.

If the executive dies before attaining his benefit age while employed at PCSB Bank, the executive’s beneficiary will be in entitled to the supplemental benefit and payment will commence on the first day of the second month following the executive’s death. If the executive dies following his separation from service and after becoming vested in any portion of the supplemental benefit but before commencement of benefit payments, the executive’s beneficiary will be entitled to the amount otherwise payable to the executive and payment will commence on the first day of the second month following the executive’s death.

If the executive becomes disabled before separation from service and before reaching the benefit age, the executive will receive the supplemental benefit as if the executive had reached his benefit age before disability. The payment will be made in a lump sum either within 30 days of the disability determination or at age 65, in accordance with the executive’s election set forth in his participation agreement.

If PCSB Bank has a change in control (as defined in the Supplemental Retirement Plan for Senior Executives) and the executive’s employment is involuntary terminated (including a good reason termination by the executive) following the change in control, the executive will be entitled to the supplemental benefit, calculated as if executive had attained his benefit age at the time of separation from service. If the executive’s employment is terminated within two years following the change in control, the executive’s benefit will be the present value of the supplemental benefit paid in a lump sum within 30 days following separation from service. If the executive’s employment terminates more than two years following the change in control (other than due to death or disability), the executive will be entitled to the supplemental benefit, payable in the manner set forth in the executive’s participation agreement for benefits payable on a “separation from service prior to benefit age” or “separation from service on or after benefit age”, as applicable. If a change in control occurs after the executive commences receiving the supplemental benefit paid in the form of installment payments and the executive has made an election in the participation agreement to receive a lump sum payment of the remaining amounts due following a change in control, the present value of the remaining payments will be determined and made payable no later than 30 days after the occurrence of the change in control.

If the executive is terminated for cause, he forfeits his rights to any benefit under the Supplemental Retirement Plan for Senior Executives. The benefits provided under the Supplemental Retirement Plan for Senior Executives are conditioned on the executive’s covenant that for a period of one year following the executive’s termination of employment (other than following a change in control), the executive will not compete with PCSB Bank in any city, town, or county in which the executive’s normal business office is located and PCSB Bank or the Company has an office or has filed an application for a regulatory approval to establish an office. In addition, the executive shall not hire or attempt to hire any employee of PCSB Bank or solicit any business from any customer of PCSB Bank or their subsidiaries.

Supplemental Life Insurance Plan. PCSB Bank maintains a Supplemental Life Insurance Plan for the benefit of certain executives, other than Mr. Roberto, who have been selected to participate in the plan. Messrs. Nogles and Goldrick are participants in the Supplemental Life Insurance Plan, which provides for a death benefit payment equal to the lesser of: (i) one and one-half times a participant’s highest rate of base salary, as in existence in the 2015 calendar year, or (ii) the executive’s net death proceeds if he dies while employed with PCSB Bank. For these purposes, the “net death proceeds” are defined as the total death proceeds in the officer’s policy minus the greater of the cash surrender value of the policy or the aggregate premiums paid by PCSB Bank on the policy. An officer’s participation in the Supplemental Life Insurance Plan will terminate: (i) if any regulatory agency requires PCSB Bank to sever its relationship with the executive; (ii) if PCSB Bank is subjected to regulatory restrictions limiting its ability to pay the compensation under the plan; (iii) in the event of insolvency, receivership or dissolution of PCSB Bank, (iv) upon termination of the executive’s employment, or (v) as otherwise may be determined by PCSB Bank’s Board of Directors in good faith.

Pension Plan. PCSB Bank maintains a Retirement Plan in RSI Retirement Trust, a qualified non-contributory defined benefit plan (the “pension plan”) for employees. PCSB Bank froze participation in the pension plan with respect to individuals hired after October 1, 2012 (i.e., a “soft freeze”). In connection with the soft freeze, employees of PCSB Bank before October 1, 2012, who completed one year of service, attained age 21, and were not in one of the excluded classifications were (and remain) eligible to accrue benefits under the pension plan. On February 15, 2017, PCSB Bank froze participation in the pension plan to all employees on May 1, 2017 (i.e., a “hard freeze”). After the hard freeze, no further benefits will accrue to the benefit of participants. Contributions to the Plan will continue to be made, if necessary, to satisfy the actuarially determined minimum funding requirements according to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). A participant will become 100% vested in his or her accrued benefit under the plan after five years of service with PCSB Bank.

Under the terms of the frozen plan, upon attainment of normal retirement age (age 65) or upon termination after early retirement age (age 60), a participant who is not married and has accrued benefits of more than $1,000 will receive a life annuity for the participant’s life, unless the participant elects another form of payment. If the participant is married and the present lump sum value of his accrued benefit exceeds $1,000, the normal form of payment will be a joint and survivor annuity, with a percentage of the participant’s benefit continuing to the participant’s spouse upon the participant’s death. If the participant’s vested account balance is $1,000 or less, the participant will receive a cash distribution as soon as practicable. A participant’s accrued benefit will become fully vested upon the participant’s death. If a participant dies while the participant is still employed by PCSB Bank or if the participant dies after he or she retires or terminates employment but before benefit payments start, the surviving spouse will be entitled to a life annuity based on the value of the participant’s vested accrued benefit.

The basic normal retirement benefit is calculated by multiplying the participant’s average of his highest three consecutive years of service by 2% for each year of credited service, up to a maximum of 30 years. A reduced benefit is payable upon early retirement at or after age 60. In the event of late retirement, the late retirement benefit will be the actuarial equivalent of the basic normal retirement benefit plus credit for accruals after attainment of normal retirement age.

401(k) Plan. PCSB Bank maintains a 401(k) Plan, which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the “401(k) Plan”). All employees who have attained age 21 and completed one year of eligibility service except for union employees, leased employees, and employees compensated on an hourly or commission basis are eligible to participate in the plan. Employees may make elective salary deferrals in an amount no less than 1% of compensation and up to the lesser of 25% of compensation (as defined by the 401(k) Plan) or $18,000 (as indexed). Employees who have attained age 50 before the end of a plan year are also eligible to make catch-up contributions during the year in an amount not to exceed $6,000 (as indexed). All employee elective salary deferrals and catch-up contributions are fully and immediately vested.

In addition, until July 1, 2018, PCSB Bank made an employer matching contribution equal to 75% of up to 6% of a participant’s compensation that the participant defers to the plan. The employer matching contribution was discontinued effective July 1, 2018. In addition, employees who were hired on or after October 1, 2012, who were not eligible to participate in the pension plan due to its “soft freeze,” received an additional profit sharing contribution equal to 5% of their compensation. However, this additional profit sharing contribution was discontinued in 2017. Profit sharing contributions and employer matching contributions are subject to a six-year vesting schedule. Participants are entitled to benefit payments upon termination of employment due to normal retirement at or after age 65, early retirement at or after age 60, disability or death. Benefits will be distributed in the form of lump sum, which is the normal form of distribution, or installment payments at the election of the participant.

Employee Stock Ownership Plan. PCSB Bank adopted an employee stock ownership plan for eligible employees, effective as of January 1, 2017, in connection with the Company’s initial public offering. Eligible employees who had attained age 21 and had completed one year of eligibility service on or before April 20, 2017, the closing date of the initial public offering, began to participate in the employee stock ownership plan, retroactively, as of January 1, 2017, the plan’s effective date. All employees, except for union employees, leased employees and employees compensated on an hourly basis or commission basis, are eligible to participate. Employees who did not satisfy the eligibility requirements on April 20, 2017 will become eligible to enter the plan on the first entry date commencing on or after both attainment of age 21 and completion of one year of service.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 1,453,209 shares of the Company’s common stock issued in the initial offering with the proceeds of a loan from the Company equal to the aggregate purchase price of the common stock. The loan will be repaid principally through PCSB Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 15-year term of the loan. Currently, the interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, on April 20, 2017. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year. The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account and will release the shares from the suspense account as the employee stock ownership plan repays the loan. The trustee will allocate the shares released among participants based on each participant’s proportional share of compensation relative to all participants. Participants will become 100% vested in their benefit after six years of credited service. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan after severance from employment.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received from and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended June 30, 2018.

Transactions with Related Persons

Loans and Extensions of Credit. Federal law generally prohibits publicly traded companies from extending credit to their executive officers and directors, but it contains a specific exemption from the prohibition for extensions of credit made by federally insured financial institutions, such as PCSB Bank, to their executive officers and directors in compliance with federal banking regulations. However, it is the policy of PCSB Bank not to extend credit to its directors and executive officers and their related interests.

Other Transactions. Mr. Lusardi is a partner in the law firm of Daniels, Porco and Lusardi LLP, which received legal fees from the Company and PCSB Bank aggregating $171,000 for the fiscal year ended June 30, 2018.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

We must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than May 23, 2019. If next year’s annual meeting is held on a date that is more than 30 calendar days from October 24, 2019, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nomination and/or proposals to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting the Company’s Corporate Secretary.

STOCKHOLDER COMMUNICATIONS

All communications from stockholders to the Board of Directors and/or individual directors should be addressed to PCSB Financial Corporation, Attention: Corporate Secretary, 2651 Strang Blvd., Suite 100, Yorktown Heights, NY 10598. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating and Corporate Governance Committee at the same address.

MISCELLANEOUS

We will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our beneficial owners. Additionally, our directors, officers and other employees may solicit proxies personally or by telephone, without receiving additional compensation for these activities.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 accompanies this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by voting by Internet or by telephone.

By Order of the Board of Directors,

Clifford S. Weber
Corporate Secretary

Yorktown Heights, New York

September 20, 2018

Appendix A

PCSB FINANCIAL CORPORATION

2018 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the PCSB Financial Corporation 2018 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of PCSB Financial Corporation (the “Company”), and its Subsidiaries, including PCSB Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) or, subject to the limitation set forth in Section 5.1, by the Board of Directors (“Board”).

Section 1.3    Participation. Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. No Non-Qualified Options may be granted after the day immediately prior to the ten-year anniversary of the Effective Date. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)     Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled.

(d)    Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3    Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with PCSB Financial Corporation dated [Date], made pursuant to the terms of the PCSB Financial Corporation 2018 Equity Incentive Plan, copies of which are on file at the executive offices of PCSB Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. Cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to such Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4     Restricted Stock Units.

(a)     Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)    Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)     A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service, as the Committee shall determine. The Committee shall impose any other conditions and/or restrictions on any

Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)    The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures

(a)    Performance Measures. The performance measures may be based on any one or more of the following:

(i)    book value or tangible book value per share;

(ii)    basic earnings per share;

(iii)    basic cash earnings per share;

(iv)    diluted earnings per share;

(v)    diluted cash earnings per share;

(vi)    return on equity;

(vii)    net income or net income before taxes;

(viii)    cash earnings;

(ix)    net interest income;

(x)    non-interest income;

(xi)    non-interest expense to average assets ratio;

(xii)    cash general and administrative expense to average assets ratio;

(xiii)    efficiency ratio;

(xiv)    cash efficiency ratio;

(xv)    return on average assets;

(xvi)    cash return on average assets;

(xvii)    return on average stockholders’ equity;

(xviii)    cash return on average stockholders’ equity;

(xix)    return on average tangible stockholders’ equity;

(xx)    cash return on average tangible stockholders’ equity;

(xxi)    core earnings;

(xxii)    operating income;

(xxiii)    operating efficiency ratio;

(xxiv)    net interest rate margin or net interest rate spread;

(xxv)    growth in assets, loans, or deposits;

(xxvi)    loan production volume;

(xxvii)    non-performing loans;

(xxviii)    total stockholder return;

(xxix)    cash flow;

(xxx)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxi)    any other measure determined by the Committee; or

(xxxii)    any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)    Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year. Notwithstanding the foregoing sentence, Awards under the Plan shall not vest more rapidly than in equal installments over a period of three (3) years, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated pursuant to the terms of the Plan due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, the Committee (subject to the limitations set forth in this Section) or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. The following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)    Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)    Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.10    Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement shall require a Participant to agree to hold a vested Award or an Award received upon exercise of a Stock Option for one year following the vesting date. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Million Five Hundred Forty-Three Thousand One Hundred Fifteen (2,543,115) shares of Stock, which represents no more than 14.0% of 18,165,110 shares, the number of shares issued by the Company in the conversion of the Bank from mutual to stock form and the Company’s related stock issuance on April 20, 2017 (collectively, the “Conversion”). The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is One Million Eight Hundred Sixteen Thousand Five Hundred Eleven (1,816,511) shares of Stock, which represents 10.0% of the number of shares issued in the Conversion. The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is Seven Hundred Twenty-Six Thousand Six Hundred Four (726,604) shares of Stock, which represents no more than 4.0% of the number of shares issued in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Individuals.

(a)    Employee Awards.

(i) Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be Four Hundred Fifty-Four Thousand One Hundred Twenty-Seven (454,127) shares, all of which may be granted during any calendar year. This amount is no more than twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(ii)    Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be One Hundred Eighty-One Thousand Six Hundred Fifty-One (181,651) shares, all of which may be granted during any calendar year. This maximum amount represents no more than twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(b)    Director Awards.

(i)    Individual Limits. Initial Director Awards shall be self-executing under the Plan. Non-employee Directors who are in the Service of the Company and/or a Subsidiary on the Effective Date shall receive an Award of Stock Options and Restricted Stock upon receipt of stockholder approval. Set forth below are the initial grants to Directors:

(A) Stock Options - All non-employee Directors, other than the “lead independent Director,” who were serving on January 1, 2018 and are serving on the Effective Date, shall receive a grant of 44,662 Stock Options, effective as of the Effective Date. The lead independent Director who was serving on January 1, 2018 and is serving on the Effective Date shall receive a grant of 51,412 Stock Options, effective as of the Effective Date. All non-employee Directors who were not serving on January 1, 2018 and are serving on the Effective Date, and future non-employee Directors, shall receive a grant of 22,331 Stock Options, to the extent that stock options are available for issuance under Section 3.2 of the Plan (subject to pro-ration to the extent more than one Director commences service at the same time and subject to the limitations set forth in this section), effective as of the date of the first Board meeting he or she attends after becoming a Director.

(B) Restricted Stock - All non-employee Directors, other than the “lead independent Director,” who were serving on January 1, 2018 and are serving on the Effective Date shall receive a grant of 19,001 shares of Restricted Stock, effective as of the Effective Date. The lead independent Director who was serving on January 1, 2018 and is serving on the Effective Date shall receive a grant of 22,376 shares of Restricted Stock, effective as of the Effective Date. All non-employee Directors who were not serving on January 1, 2018 and are serving on the Effective Date, and future non-employee Directors, shall receive a grant of 9,500 shares of Restricted Stock, to the extent that Restricted Stock is available for issuance under Section 3.2 of the Plan (subject to pro-ration to the extent more than one Director commences service at the same time and subject to the limitations set forth in this section), effective as of the date of the first Board meeting he or she attends after becoming a Director.

(ii)    New York Regulatory Limits on Director Awards. Notwithstanding the foregoing, in accordance with the requirements of the New York State Department of Financial Services, for plans adopted within three (3) years following the Bank’s conversion to stock form, Directors Awards shall be limited as set forth in Section 86.4(h)(3) of the New York Code Rules and Regulations, as follows: non-employee Directors shall not receive, individually, more than five percent (5%) of the aggregate Awards available under the Plan and, in the aggregate, more than thirty percent (30%) of the aggregate Awards available under the Plan.

(c)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4    Corporate Transactions.

(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled;

provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)    At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)    At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)    In the event of a Change in Control, Performance Awards under the Plan shall vest pro-rata based on the portion of the performance period elapsed at the date of the Change in Control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable as of the date of the Change in Control, the performance measures will be assumed to have been achieved at “target.”

(d)    With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, in the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2    Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to:

(i)    outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1) or

(ii)    any Award within the first year after grant, or in violation of the minimum three-year vesting requirements set forth in Section 2.6 hereof,

to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)    The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the

SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Non-Qualified Options under the Plan; provided, however, that such transfers shall be limited in the same manner as set forth above for ISOs.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant, except as designated by the Participant by will or by the laws of descent and distribution. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to the Company’s clawback policy adopted by the Board of Directors, as may be amended from time to time.

Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19    Regulatory Requirements.

(a)    The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

(b)    The Board of Governors of the Federal Reserve System shall have the authority to direct the Company to require Plan Participants to exercise or forfeit their Stock Options.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)    “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award under the Plan. Any document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)    “Board of Directors” means the Board of Directors of the Company.

(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)    “Committee” means the Committee acting under Article 5.

(j)    “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.

(k)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l)    “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(m)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(n)    “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)    “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(s)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material diminution in Participant’s base compensation;

(ii)    a material diminution in Participant’s authority, duties or responsibilities;

(iii)     a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)    in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(u)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v)    “ISO” has the meaning ascribed to it in Section 2.1(a).

(w)    “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(y)    “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(z)    “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(aa)    “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(bb)    “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

(dd)    “SEC” means the United States Securities and Exchange Commission.

(ee)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(gg)    “Stock” means the common stock of the Company, $0.01 par value per share.

(hh)    “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(jj)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(kk)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Eastern Time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

#        #        #

ANNUAL MEETING OF STOCKHOLDERS OF

PCSB FINANCIAL CORPORATION

October 24, 2018

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, and proxy card are available at http://astproxyportal.com/ast/21339

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

∎	20333000000000000000 6	102418
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	To approve the PCSB Financial Corporation 2018 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:		3.	To ratify the appointment of Crowe Howarth LLP to serve as the independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	O Jeffrey D. Kellogg O Robert C. Lusardi O Matthew G. McCrosson
	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee as to which you wish to withhold your vote, as shown here:  🌑

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

		☐		∎

	PCSB FINANCIAL CORPORATION

	Revocable Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders October 24, 2018

The undersigned hereby appoints William V. Cuddy, Jr., Kevin B. Dwyer, Willard I. Hill, Jr., Richard F. Weiss, Karl A. Thimm, Michael T. Weber and Joseph D. Roberto, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in PCSB Financial Corporation as indicated on the proposals referred to on the reverse side hereof at the Annual Meeting of Stockholders to be held on October 24, 2018 at 2651 Strang Blvd., Suite 100, Yorktown Heights, NY, and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting.

	(Continued and to be signed on the reverse side.)

∎	1.1		14475	∎

ANNUAL MEETING OF STOCKHOLDERS OF

PCSB FINANCIAL CORPORATION

October 24, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT on October 23, 2018. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, and proxy card are available at http://astproxyportal.com/ast/21339
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

⬛ 20333000000000000000 6	102418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	To approve the PCSB Financial Corporation 2018 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:		3.	To ratify the appointment of Crowe Howarth LLP to serve as the independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	O Jeffrey D. Kellogg O Robert C. Lusardi O Matthew G. McCrosson
	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee as to which you wish to withhold your vote, as shown here:  🌑

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

		☐		∎

	PCSB FINANCIAL CORPORATION

	Revocable Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders October 24, 2018

The undersigned hereby appoints William V. Cuddy, Jr., Kevin B. Dwyer, Willard I. Hill, Jr., Richard F. Weiss, Karl A. Thimm, Michael T. Weber and Joseph D. Roberto, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in PCSB Financial Corporation as indicated on the proposals referred to on the reverse side hereof at the Annual Meeting of Stockholders to be held on October 24, 2018 at 2651 Strang Blvd., Suite 100, Yorktown Heights, NY, and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting.

	(Continued and to be signed on the reverse side.)

∎	1.1		14475	∎

PCSB FINANCIAL CORPORATION

CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTIONS

SOLICITED ON BEHALF OF THE TRUSTEE OF

PCSB BANK 401(k) SAVINGS PLAN FOR

THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2018

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of PCSB Financial Corporation (the “Company”), you are receiving the attached 401(k) Plan Vote Authorization Form to convey to Pentegra Trust Company (the “401(k) Plan Trustee”) your voting instructions with respect to shares of the Company’s common stock allocated to your account in the PCSB Bank 401(k) Savings Plan (the “401(k) Plan”) on the proposals to be presented at the Company’s Annual Meeting of Stockholders to be held on at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., Eastern Standard Time (“EST”).

The 401(k) Plan allows participants to direct the 401(k) Plan Trustee how to vote the common stock allocated to the participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the PCSB Financial Stock Fund as of August 31, 2018, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

The 401(k) Plan Trustee has appointed American Stock Transfer & Trust Company, LLC (“AST”) as its agent to receive the 401(k) Vote Authorization Forms and to tabulate the results. To direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope to AST or you may provide your voting instructions via the Internet or by telephone, as described on the enclosed 401(k) Vote Authorization Form. In any event your voting instructions must be received no later than 11:59 p.m., EST, on Wednesday, October 17, 2018.

The 401(k) Plan Trustee will vote the shares of Company common stock held in the 401(k) Plan in accordance with the timely received and completed voting instructions received from participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

IF YOU VOTE BY RETURNING THE 401(k) PLAN VOTE AUTHORIZATION FORM, IT MUST BE RECEIVED BY AST NO LATER THAN 11:59 P.M., EST, ON WEDNESDAY, OCTOBER 17, 2018, SEVEN (7) DAYS BEFORE THE ANNUAL MEETING DATE. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY.

Your confidential vote and the votes of other participants will be tallied by AST and the results provided to the 401(k) Plan Trustee who will:

1.	Vote the shares for which voting instructions are timely received in accordance with such instructions; and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

ANNUAL MEETING OF STOCKHOLDERS OF

PCSB FINANCIAL CORPORATION

October 24, 2018

VOTING INSTRUCTIONS - 401(k) VOTE AUTHORIZATION FORM

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your 401(k) Vote Authorization Form available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your 401(k) Vote Authorization Form available when you call.

Vote online/phone until 11:59 PM Eastern Daylight Time (EDT) on Wednesday, October 17, 2018.

MAIL - Sign, date and mail your 401(k) Vote Authorization Form in the envelope to be received no later than 11:59 PM EDT on Wednesday, October 17, 2018.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, and 401(k) Vote Authorization Form are available at http://astproxyportal.com/ast/21339

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

⬛ 20333000000000000000 6	102418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	To approve the PCSB Financial Corporation 2018 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:		3.	To ratify the appointment of Crowe Howarth LLP to serve as the independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	O Jeffrey D. Kellogg O Robert C. Lusardi O Matthew G. McCrosson
	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee as to which you wish to withhold your vote, as shown here:  🌑

To change the address on your account, please check the box at right and indicate your new address in the address space above.			☐

Signature of Participants	Date:

Note: ∎	Please sign exactly as your name or names appear on this 401(k) Vote Authorization Form.	∎

		☐		∎

	PCSB FINANCIAL CORPORATION

	401(k) VOTE AUTHORIZATION FORM Solicited on Behalf of the 401(k) Trustee for the Annual Meeting of Stockholders October 24, 2018, 11:00 a.m., Eastern Daylight Time (EDT)

The undersigned hereby directs the Trustee of the PCSB Bank 401(k) Savings Plan (the “401(k) Plan) to vote the shares of common stock of PCSB Financial Corporation (the “Company”) allocated to the undersigned’s account for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders to be held at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., EDT, and at any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

If this form is not returned in a timely manner the shares allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting Instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, this form will be voted by the 401(k) Plan Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

IF NO INSTRUCTION IS SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE LISTED PROPOSALS.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS 401(k) VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, FOLLOWING THE INSTRUCTIONS IN YOUR 401(k) VOTE AUTHORIZATION FORM.

∎	1.1 (Continued and to be signed on the reverse side.)		14475	∎

PCSB FINANCIAL CORPORATION

CONFIDENTIAL ESOP VOTING INSTRUCTIONS

SOLICITED ON BEHALF OF THE TRUSTEE OF

PCSB BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2018

Dear ESOP Participant:

On behalf of the Board of Directors of PCSB Financial Corporation (the “Company”), you are receiving the attached Vote Authorization Form to convey to Pentegra Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Company’s Annual Meeting of Stockholders to be held at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., Eastern Standard Time (“EST”).

The PCSB Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the common stock of the Company that has been allocated to the participants’ ESOP accounts. You are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account as of August 31, 2018, the record date for stockholders entitled to vote at the Annual Meeting, at the Annual Meeting by completing and returning the ESOP Vote Authorization Form.

The ESOP Trustee has appointed American Stock Transfer & Trust Company, LLC (“AST”) as its agent to receive the ESOP Vote Authorization Forms and to tabulate the results. To direct the voting of the share deemed allocated to your account, you must either complete, sign and date the ESOP Authorization Form and return it in the accompanying postage-paid envelope to AST or you may provide your voting instructions via the Internet or by telephone, as described on the enclosed ESOP Vote Authorization Form. In any event, your voting instructions must be received no later than 11:59 p.m., EST, on Wednesday, October 17, 2018.

The ESOP Trustee will vote the shares of Company common stock deemed allocated to participants’ accounts in accordance with the timely received and completed voting instructions, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

IF YOU VOTE BY RETURNING THE ESOP VOTE AUTHORIZATION FORM, IT MUST BE RECEIVED BY AST NO LATER THAN WEDNESDAY, OCTOBER 17, 2018, SEVEN (7) DAYS BEFORE THE ANNUAL MEETING DATE. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY.

Your confidential vote and the votes of other participants will be tallied by AST and the results provided to the ESOP Trustee who will:

1.	Vote the shares for which voting instructions are timely received in accordance with such instructions; and

2.

Vote the remaining allocated shares for which no timely instructions have been received and all unallocated shares in the same proportion as the allocated shares for which participants have issued voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

ANNUAL MEETING OF STOCKHOLDERS OF

PCSB FINANCIAL CORPORATION

October 24, 2018

VOTING INSTRUCTIONS - ESOP VOTE AUTHORIZATION FORM

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your ESOP Vote Authorization Form available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your ESOP Vote Authorization Form available when you call.

Vote online/phone until 11:59 PM Eastern Daylight Time (EDT) on Wednesday, October 17, 2018.

MAIL - Sign, date and mail your ESOP Vote Authorization Form in the envelope to be received no later than 11:59 PM EDT on Wednesday, October 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement,

Annual Report on Form 10-K, and ESOP Vote Authorization Form are available at http://astproxyportal.com/ast/21339

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

⬛ 20333000000000000000 6	102418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	To approve the PCSB Financial Corporation 2018 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:		3.	To ratify the appointment of Crowe Howarth LLP to serve as the independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	O Jeffrey D. Kellogg O Robert C. Lusardi O Matthew G. McCrosson
	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee as to which you wish to withhold your vote, as shown here:  🌑

To change the address on your account, please check the box at right and indicate your new address in the address space above.			☐

Signature of Participant	Date:

Note: ∎	Please sign exactly as your name or names appear on this ESOP Vote Authorization Form.	∎

		☐		∎

	PCSB FINANCIAL CORPORATION

	ESOP VOTE AUTHORIZATION FORM Solicited on Behalf of the ESOP Trustee for the Annual Meeting of Stockholders October 24, 2018, 11:00 a.m., Eastern Daylight Time (EDT)

The undersigned hereby directs the Trustee of the PCSB Bank Employee Stock Ownership Plan (the “ESOP”) to vote the share of common stock of PCSB Financial Corporation (the “Company”) deemed allocated to the undersigned’s account for which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Stockholders to be held at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York on Wednesday, October 24, 2018 at 11:00 a.m., EDT, and at any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

If this form is not returned in a timely manner the share deemed allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting Instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, this form will be voted by the ESOP Trustee in a manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

IF NO INSTRUCTION IS SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE LISTED PROPOSALS.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS ESOP VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, FOLLOWING THE INSTRUCTIONS IN YOUR ESOP VOTE AUTHORIZATION FORM.

∎	1.1 (Continued and to be signed on the reverse side.)		14475	∎